UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): August 15, 1997


                           Boatmen's Auto Trust 1995-A
                           ---------------------------
              (Exact name of registrant as specified in its charter)




          United States
          of America             33-95450              43-6617959
          ----------             --------              ----------
          (State or other        (Commission File      (IRS employer
          Jurisdiction of        Number)               Identification No.)
          Incorporation


                           Boatmen's Auto Trust 1995-A
                               Transamerica Square
                                  NC1-021-03-07
                             401 North Tryon Street
                        Charlotte, North Carolina  28255
                                 (704) 386-5000


                    (Address of principal executive offices)
                    ----------------------------------------
   Registrant's telephone number including area code:  (704) 386-5000

Item 5.     Other Events
            ------------

        The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.     Financial  Statements, Pro Forma Financial Statements and Exhibits
            ------------------------------------------------------------------

(c)   Exhibits

99          Monthly Servicing Report for NationsBank, N.A., Boatmen's Auto
            Trust 1995-A

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BOATMEN'S  AUTO  TRUST 1995-A
                          -----------------------------
                                   (Registrant)


Dated:                              By:   \s\ Leslie J. Fitzpatrick
                                          -------------------------
                                    Name:     Leslie J. Fitzpatrick
                                    Title:    Senior Vice President
                                              NationsBank, N.A.
                                              (Duly Authorized Officer)

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
Number                        Exhibit
------                        -------

99        Monthly Servicing Report for NationsBank, N.A., Boatmen's Auto Trust
          1995-A